Supplement to the
Fidelity® Balanced K6 Fund
October 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Laurie Mundt (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
BAL-K6-SUSTK-0724-103 1.9897821.103	July 26, 2024